                                                                  EXHIBIT 10.14


                            GENERAL PROMISSORY NOTE
              (Including Security Agreement and Payment Schedule)

$150,000.00                       Austin, Texas                   AUGUST 31,1995

For value received, Travis Boats & Motors, Inc., a Texas Corporation hereby promises to pay to Joe Simpson and Pat Simpson or order, the collective principal sum of: ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00), with interest from the Date of this Note to maturity at the varying rate of New York Prime as announced from time to time in the Wall Street Journal MINUS one/quarter percent per annum (current Prime is 8.5% thus such current Note rate being 8.25%), with both interest and principal payable at:

               1301 South IH 35, Suite 100, Austin, Texas 78767

This Note is payable as follows: QUARTERLY PAYMENTS OF INTEREST ONLY. ALL OUTSTANDING PRINCIPAL AND INTEREST, IF ANY, SHALL BE DUE AND PAYABLE IN FULL AT THE FINAL MATURITY DATE OF OCTOBER 1, 1996.

All sums past due under terms of this Note shall bear interest at the rate of TEN Percent (10.0%) per annum.

This Note is UNSECURED.

It is agreed that in the event of failure to pay when due any installment of principal or interest of this Note, or in event of failure to keep and perform any of the covenants or agreements contained in the aforementioned instrument, all of the unpaid principal balance hereof, together with earned and unpaid interest, shall, at the election of the holder hereof, and without notice, immediately become due and payable. Maker hereby waives demand and presentation for payment, notice of non-payment, and the diligence of bringing suit against any party hereto and consents that time of payment may be extended from time to time without notice thereof to Maker. If this Note is placed in the hands of an attorney for collection, or if collected by suit, or through probate, bankruptcy, or other court proceedings, the undersigned agrees to pay all reasonable attorney fees.

THIS IS A RENEWAL AND REPLACEMENT OF THOSE CERTAIN PROMISSORY NOTES IN THE AMOUNT OF $100,000 DATED AS OF 1/1/95 WITH A STATED MATURITY OF 1/1/96 AND IN THE AMOUNT OF $50,000 DATED AS OF 3/31/95 WITH A STATED MATURITY OF 1/1/96


                                     MAKER

                             [SIGNATURE ILLEGIBLE]
                          ---------------------------
                          TRAVIS BOATS & MOTORS, INC.